UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 26, 2004

Collegiate Pacific Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-17293	22-2795073
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13950 Senlac Drive, Suite 100, Dallas, TX		75234
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	972.243.8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

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Item 7.01. Regulation FD Disclosure.

On August 26, 2004, Collegiate Pacific Inc. issued a press release announcing that it plans to release earnings for the fourth fiscal quarter and fiscal year ended June 30, 2004, on the afternoon of Tuesday, August 31, 2004. The company also announced that it will host a conference call for interested parties at 3:15, cdt, on Tuesday, August 31, 2004, to discuss the release. Instructions to access the call are included in the attached press release.

The information in this Form 8-K and Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Collegiate Pacific Inc. (Registrant)

August 26, 2004	By:	William R. Estill

Name: William R. Estill
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

EX-99	Press Release